Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 19, 2010.

Signed: /s/ Francis X. Frantz

Name: Francis X. Frantz

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION

BUFFALO VALLEY MANAGEMENT SERVICES, INC.

COMMUNICATIONS SALES AND LEASING, INC.

CONESTOGA ENTERPRISES, INC.

CONESTOGA MANAGEMENT SERVICES, INC.

CT CELLULAR, INC.

CT COMMUNICATIONS, INC.

CT WIRELESS CABLE, INC.

D&E COMMUNICATIONS, INC.

D&E INVESTMENTS, INC.

D&E MANAGEMENT SERVICES, INC.

D&E NETWORKS, INC.

GABRIEL COMMUNICATIONS FINANCE COMPANY

HEART OF THE LAKES CABLE SYSTEMS, INC.

IOWA TELECOM DATA SERVICES, L.C.

IOWA TELECOM TECHNOLOGIES, LLC

IWA HOLDINGS, LLC

IWA MN HOLDINGS, LLC

IWA SERVICES, LLC

KERRVILLE CELLULAR, LLC

KERRVILLE COMMUNICATIONS CORPORATION

KERRVILLE MOBILE HOLDINGS, LLC

KERRVILLE WIRELESS HOLDINGS, LLC

LAKEDALE COMMUNICATIONS, LLC

LEXCOM INC.

NUVOX, INC.

OKLAHOMA WINDSTREAM, LLC

PCS LICENSES, INC.

PROGRESS PLACE REALTY HOLDING COMPANY, LLC

TELEVIEW, LLC

TEXAS WINDSTREAM, INC.

VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.

VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC

VALOR TELECOMMUNICATIONS ENTERPRISES, LLC

VALOR TELECOMMUNICATIONS INVESTMENTS, LLC

VALOR TELECOMMUNICATIONS OF TEXAS, LLC

WINDSTREAM ALABAMA, LLC

WINDSTREAM ARKANSAS, LLC

WINDSTREAM BAKER SOLUTIONS, INC.

WINDSTREAM COMMUNICATIONS KERRVILLE, LLC

WINDSTREAM COMMUNICATIONS TELECOM, LLC

WINDSTREAM CTC INTERNET SERVICES, INC.

WINDSTREAM DIRECT, LLC

WINDSTREAM EN-TEL, LLC

WINDSTREAM HOLDING OF THE MIDWEST, INC.

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.

WINDSTREAM IOWA COMMUNICATIONS, INC.

WINDSTREAM IOWA-COMM, INC.

WINDSTREAM KERRVILLE LONG DISTANCE, LLC

WINDSTREAM LAKEDALE LINK, INC.

WINDSTREAM LAKEDALE, INC.

WINDSTREAM LEASING, LLC

WINDSTREAM LEXCOM ENTERTAINMENT, LLC

WINDSTREAM LEXCOM LONG DISTANCE, LLC

WINDSTREAM LEXCOM WIRELESS, LLC

WINDSTREAM MONTEZUMA, INC.

WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.

WINDSTREAM NORTHSTAR, LLC

WINDSTREAM NUVOX ARKANSAS, INC.

WINDSTREAM NUVOX ILLINOIS, INC.

WINDSTREAM NUVOX INDIANA, INC.

WINDSTREAM NUVOX KANSAS, INC.

WINDSTREAM NUVOX OKLAHOMA, INC.

WINDSTREAM OKLAHOMA, LLC

WINDSTREAM SHAL NETWORKS, INC.

WINDSTREAM SHAL, LLC

WINDSTREAM SOUTH CAROLINA, LLC

WINDSTREAM SUGAR LAND, INC.

WINDSTREAM SUPPLY, LLC

WIRELESS ONE OF NORTH CAROLINA, LLC

SOUTHWEST ENHANCED NETWORK SERVICES, LP

WINDSTREAM SOUTHWEST LONG DISTANCE, LP

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 11, 2010.

Signed: /s/ Carol B. Armitage

Name: Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 11, 2010.

Signed: /s/ Samuel E. Beall, III

Name: Samuel E. Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 19, 2010.

Signed: /s/ Dennis E. Foster

Name: Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 19, 2010.

Signed: /s/ Jeffrey T. Hinson

Name: Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 19, 2010.

Signed: /s/ Judy K. Jones

Name: Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 15, 2010.

Signed: /s/ William A. Montgomery

Name: William A. Montgomery

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.75% Senior Notes due 2020 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.75% Senior Notes due 2020 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of October 12, 2010.

Signed: /s/ Alan L. Wells

Name: Alan L. Wells